BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

Supplement dated October 2, 2006 to the
Prospectus dated October 2, 2006

The following changes are made to the Prospectus of BlackRock Fundamental Growth Fund, Inc. (the “Fund”).

The section in the prospectus captioned “About the Portfolio Managers” appearing on page 9 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

Thomas E. Burke and Dominic Vignola are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund.

In addition, the section captioned “Management of the Fund - Merrill Lynch Investment Managers, L.P.” the discussion of the portfolio managers appearing on page 36 of the Fund’s Prospectus is amended as follows:

The description of the Fund’s portfolio management team is amended to add the following:

Dominic Vignola is the Fund’s co-portfolio manager. He has been the Fund’s co-portfolio manager since 2006. Mr. Vignola is a Vice President of and portfolio manager with BlackRock®. Prior to joining BlackRock in 2006, Mr. Vignola was a Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and was a member of MLIM’s Global Technology management team since 2000. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management.

The discussion of how to exchange shares in the table outlining how to buy, sell, transfer and exchange shares in the section entitled “Your Account — How to Buy, Sell, Transfer and Exchange Shares” is amended to delete the following sentence:

You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

In addition, the section entitled “Your Account — How to Buy, Sell, Transfer and Exchange Shares — Short-Term Trading” appearing on page 30 is amended to delete the following sentence

The Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period.

The immediately following sentence is amended to read as follows:

The Fund will reject purchase orders from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund.

The following is inserted as a new section immediately following the section entitled “Your Account - How to Buy, Sell, Transfer and Exchange Shares — Anti-Money Laundering Requirements” appearing on page 30:

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Code # 16463-1006 BR-STK

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